UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 28, 2017 (July 28, 2017)

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey 07417-1880 (Address of principal executive offices) (Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2017, Becton, Dickinson and Company, a New Jersey corporation (“BD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with C. R. Bard, Inc., a New Jersey corporation (“Bard”), and Lambda Corp., a New Jersey corporation and wholly-owned subsidiary of BD (“Merger Corp”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Corp will merge with and into Bard, with Bard surviving as a wholly-owned subsidiary of BD (the “Merger”).

On July 28, 2017, BD, Bard and Merger Corp entered into an Amendment (“Amendment No. 1”) to the Merger Agreement. Amendment No. 1 amends the Merger Agreement to provide that each participant in a Bard regional, division or country-specific annual bonus plan will be eligible to receive an annual bonus in respect of the 2017 fiscal year of Bard or its subsidiaries based on the actual level of achievement of the applicable performance criteria at the end of the applicable fiscal year. To the extent that, prior to the payment of such bonuses, any such participant incurs a termination of employment that would entitle the participant to receive a severance benefit under a Bard severance plan or applicable law, then the participant would receive a prorated amount based on the actual level of achievement of the applicable performance criteria.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by BD on April 24, 2017, remains in full force and effect as originally executed on April 23, 2017. The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events.

On July 7, 2017 and June 30, 2017 BD entered into agreements with two of Bard’s executive officers, John A. DeFord and Gerard D. Porreca III, respectively, regarding the terms of their employment following the consummation of the Merger (the “Closing”).

The agreements will become effective upon and subject to the occurrence of the Closing, and each provides for an at will employment relationship. Under the terms of their agreements, Messrs. DeFord and Porreca will receive an annual base salary of $531,900 and $417,400, respectively, through September 30, 2019 and September 30, 2018, respectively. Messrs. DeFord and Porreca will also receive an annual short-term incentive target opportunity equal to 70% and 55% of base salary, respectively, and an annual long-term incentive opportunity equal to $1,400,000 and $425,000, respectively, in each case, through September 30, 2018.

The agreement with Mr. DeFord provides for two cash-based retention awards, each with a value of $200,000. The first retention award will be granted at the Closing and will vest on the earlier to occur of the first anniversary of the date of grant or an earlier termination of employment by BD without cause. The second retention award, which will be granted on the first anniversary of the Closing subject to the mutual agreement of BD and Mr. Deford to extend the initial one-year term of the agreement for one additional year, will vest on the earlier to occur of the first anniversary of the date of grant or an earlier termination of employment by BD without cause. The agreement with Mr. Porreca provides for a sign on equity grant with a grant date value equal to $417,400, which will vest on the earlier to occur of equal installments on each of the first three anniversaries of the date of grant or an earlier termination of employment by BD without cause or by Mr. Porreca with good reason.

The agreements further provide that, at the Closing, BD will vest the unvested Bard equity awards held by Messrs. DeFord and Porreca as well as the cash severance benefit of $3,722,000 and $2,002,500, respectively, under each executive’s change of control agreement with Bard. Each executive has agreed to relinquish and waive all rights under his change of control agreement except, among others, those related to the gross-up of golden parachute excise taxes. Each of Messrs. DeFord and Porreca has agreed to enter into an amendment to his supplemental insurance retirement plan agreement with Bard that will vest his benefits of $3,647,487 and $1,770,941, respectively. The agreements incorporate the restrictive covenant agreements by and between each executive and Bard.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD has filed, and the Securities and Exchange Commission has declared effective, a registration statement on Form S-4 that constitutes a prospectus of BD and includes a proxy statement of Bard. The proxy statement/prospectus has been mailed to shareholders of Bard. BD and Bard may also file other relevant documents with the Securities and Exchange Commission regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or any other document that BD or Bard may file with the SEC in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus and other relevant documents filed by BD and Bard with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C. R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(800)-367-2273

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1, dated July 28, 2017, to the Agreement and Plan of Merger, dated as of April 23, 2017, among C. R. Bard, Inc., Becton, Dickinson and Company and Lambda Corp.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio

Name:	Gary DeFazio
Title:	Senior Vice President and Corporate Secretary

Date: July 28, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1, dated July 28, 2017, to the Agreement and Plan of Merger, dated as of April 23, 2017, among C. R. Bard, Inc., Becton, Dickinson and Company and Lambda Corp.